UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       September 1, 2006

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 South Capital of Texas Highway, Suite 220, Bldg. 3, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

(512) 531-6000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On September 1, 2006, Perficient, Inc. (the “Company”) entered into an amendment to the offer letter previously entered into with Paul E. Martin, the Company’s Chief Financial Officer.

The amendment provides for accelerated vesting of 50% of Mr. Martin’s initial restricted stock grant upon a change of control with additional vesting and severance compensation in certain instances if Mr. Martin is terminated in connection with or within one year following the change in control.

A copy of the offer letter amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, the full terms of which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.		Description
10.1	—	Offer Letter Amendment, dated August 31, 2006, by and between Perficient, Inc. and Mr. Paul E. Martin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2006	PERFICIENT, INC.

	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer

PERFICIENT, INC.

EXHIBIT INDEX

Exhibit No.		Description
10.1	—	Offer Letter Amendment, dated August 31, 2006, by and between Perficient, Inc. and Mr. Paul E. Martin.